UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street Miami, Florida	33178
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 500-3726

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. (e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

At the 2019 Annual Meeting of Shareholders ("Annual Meeting") of Ryder System, Inc. ("Ryder") held on May 3, 2019, our shareholders approved the 2019 Equity and Incentive Compensation Plan (the “Plan”). A description of the Plan is included on pages 64-72 of our proxy statement for the 2019 Annual Meeting (the "Proxy Statement") filed with the Securities and Exchange Commission (the "Commission") on March 18, 2019 and, in accordance with Rule 12b-23 under the Securities Exchange Act of 1934, a copy of the description is filed with this report as Exhibit 99.1 hereto. The description of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is set forth in Appendix A of Ryder’s Proxy Statement and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, our shareholders voted as indicated below on the following proposals. All proposals other than Proposal 6 passed and each director nominee was re-elected.

1.	Election of eleven directors for a one-year term of office expiring at the 2020 Annual Meeting.

	Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
1a.	Robert J. Eck	43,201,663	644,608	95,597	4,140,084
1b.	Robert A. Hagemann	43,758,400	88,936	94,532	4,140,084
1c.	Michael F. Hilton	40,786,389	3,046,027	109,452	4,140,084
1d.	Tamara L. Lundgren	42,305,391	1,548,564	87,913	4,140,084
1e.	Luis P. Nieto, Jr.	43,258,473	533,014	150,381	4,140,084
1f.	David G. Nord	43,195,610	651,170	95,088	4,140,084
1g.	Robert E. Sanchez	42,033,616	1,686,728	221,524	4,140,084
1h.	Abbie J. Smith	42,680,449	1,127,419	134,000	4,140,084
1i.	E. Follin Smith	42,564,443	1,286,032	91,393	4,140,084
1j.	Dmitri L. Stockton	43,200,834	642,200	98,834	4,140,084
1k.	Hansel E. Tookes, II	42,202,455	1,580,949	158,464	4,140,084

2.	Ratification of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm for the 2019 fiscal year.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
46,859,203	1,161,761	60,988	—

3.	Approval, on an advisory basis, of the compensation of our named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
41,062,312	2,793,847	85,709	4,140,084

4.	Approval of the 2019 Equity and Incentive Compensation Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
40,213,785	3,652,403	75,680	4,140,084

5.	Approval of amendments to our Restated Articles of Incorporation and By-Laws to remove supermajority voting provisions on shareholder action by written consent.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
43,130,199	738,758	72,911	4,140,084

6.	Vote on a shareholder proposal on an independent board chairman.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
15,866,697	27,929,631	145,540	4,140,084

As previously disclosed in the Proxy Statement, Proposal 5 required 75% of shares outstanding to pass. Proposal 5 received the required number of votes to pass. Following the Annual Meeting, Ryder's Restated Articles of Incorporation and By-Laws were amended to incorporate the proposed changes disclosed in the Proxy Statement and the Articles of Amendment were filed with the Florida Department of State on May 3, 2019. The Articles of Amendment to the Restated Articles of Incorporation are set forth in Appendix B of the Proxy Statement and incorporated herein by reference. The Amendments to the By-Laws are set forth in Appendix C of the Proxy Statement and incorporated herein by reference.

Item 9.01 (d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit 3.1
Articles of Amendment to the Ryder System, Inc. Restated Articles of Incorporation, as amended on May 3, 2019 and incorporated by reference to Appendix B of Ryder's Proxy Statement filed with the Commission on March 18, 2019.

Exhibit 3.2	Amendments to Ryder System, Inc. By-Laws, as amended on May 3, 2019 and incorporated by reference to Appendix C of Ryder's Proxy Statement filed with the Commission on March 18, 2019.

Exhibit 10.1	2019 Equity and Incentive Compensation Plan incorporated by reference to Appendix A of Ryder's Proxy Statement filed with the Commission on March 18, 2019.

Exhibit 99.1	Description of the 2019 Equity and Incentive Compensation Plan incorporated by reference to pages 64-72 of Ryder's Proxy Statement filed with the Commission on March 18, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2019	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Robert D. Fatovic
	Name:	Robert D. Fatovic
	Title:	Executive Vice President, Chief Legal Officer & Corporate Secretary